                                                     EXHIBIT 10.10

           FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

     THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "FIRST AMENDMENT") is made and entered into as of February __, 1999, by and among Gantos, Inc., a corporation formed under the laws of the State of Michigan (the "BORROWER"), and Foothill Capital Corporation, as Agent ("FOOTHILL") and the financial institutions listed on the signature page of the Loan Agreement referred to below (such financial institutions, together with their respective successors and assigns, are collectively referred to herein as the "LENDERS"). This First Amendment amends certain provisions of that certain Loan and Security Agreement dated as of November 18, 1998 by and among the Borrower and Foothill, as Agent, and the Lenders (as amended by and through the date of this First Amendment, and as hereafter amended and/or restated from time to time, the "LOAN AGREEMENT"). Capitalized terms used herein and not otherwise defined shall have the same meanings herein as in the Loan Agreement.

                                   BACKGROUND

    In accordance with the Loan Agreement, the Borrower, Foothill and the Lenders have agreed to amend the Loan Agreement by, among other things, amending, or adding, thereto certain financial covenants and retail performance covenants and establishing the dates upon which such covenants will be tested under the Loan Agreement, and amending certain other provisions of the Loan Agreement, in each instance subject to the terms and conditions set forth below.

    NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Agent and the Lenders hereby agree as follows:

    1.  AMENDMENTS TO LOAN AGREEMENT.

    (a) AMENDMENT TO SUBSECTION 1.1. Subsection 1.1 of the Loan Agreement is hereby amended by adding the following definition alphabetically therein:

        "NET WORTH" means, as of any date of determination, Borrower's total shareholder's equity."

    (b) AMENDMENT TO SUBSECTION 7.20. Subsection 7.20 of the Loan Agreement is hereby amended by deleting such existing subsection in its entirety and inserting in lieu thereof the following:

        A7.20 FINANCIAL COVENANTS

              (a) MINIMUM NET WORTH. Permit its Net Worth as of the last day of any month indicated below to be less than the corresponding amount indicated for such month:

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


         MONTH                                    MINIMUM NET WORTH
         -----                                    -----------------
         January, 1999                               $9,000,000
         February, 1999                              $7,400,000
         March, 1999                                 $7,900,000
         April, 1999                                 $8,400,000
         May, 1999                                   $7,400,000
         June, 1999                                  $5,900,000
         July, 1999                                  $4,000,000
         August, 1999                                $2,300,000
         September, 1999                             $3,400,000
         October, 1999                               $2,800,000
         November, 1999                              $3,200,000
         December, 1999                              $5,500,000
         January, 2000 and
         each subsequent calendar
         month during the term
         of this Agreement                           $2,500,000

            (b) MINIMUM EBITDA - ROLLING TWELVE MONTH PERIODS. Permit its EBITDA for the period of the trailing twelve (12) consecutive months ending on each date indicated below to be less than the amount indicated for such period:



         TWELVE MONTHS ENDING                     MINIMUM EBITDA
         --------------------                     ---------------
         February 28, 1999                        ($2,650,000)
         March 31, 1999                           ($2,500,000)
         April 30, 1999                           ($2,950,000)
         May 31, 1999                             ($2,850,000)
         June 30, 1999                            ($2,400,000)

            (c) MINIMUM EBITDA - ROLLING SIX MONTH PERIODS. Permit its EBITDA for the period of the trailing six (6) consecutive months ending on each date indicated below to be less than the amount indicated for such period:


         SIX MONTHS ENDING                        MINIMUM EBITDA
         -----------------                       --------------
         July 31, 1999                            ($1,700,000)
         August 31, 1999                          ($1,900,000)
         September 30, 1999                       ($1,450,000)
         October 31, 1999                         ($2,900,000)
         November 30, 1999                        ($1,400,000)
         December 31, 1999                         $2,700,000
         January 31, 2000 and the last day
         of each subsequent calendar
         month during the term
         of this Agreement                        $1,400,000"

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    (c)  AMENDMENT TO SUBSECTION 7.21. Subsection 7.21 of the Loan Agreement
is hereby amended by adding the following sentences to the end of such existing subsection:

    "Notwithstanding anything to the contrary contained in this Agreement:
(a) the Borrower's compliance with the covenants set forth on SCHEDULE 7.21 shall be tested for the first time on the respective dates indicated on such Schedule; (b) any failure of the Borrower to comply with such covenants on or after such dates shall not be a Default or Event of Default hereunder. Nothing in the preceding sentence shall limit or impair Agent's rights under
Section 2.1 of this Agreement, including, without limitation, the Agent's right to create additional reserves against the Borrowing Base or reduce its advance rates against Eligible Inventory as determined in accordance with
SCHEDULE 7.21 based on the Borrower's noncompliance with the covenants set forth therein."

    (d) AMENDMENTS TO SCHEDULE 7.21 AND EXHIBIT B-1. The Loan Agreement is hereby amended by deleting in their entireties the existing SCHEDULE 7.21 and EXHIBIT B-2 thereto and substituting therefor the forms of SCHEDULE 7.21 and EXHIBIT B-2 attached to this First Amendment.

    2. REPRESENTATIONS AND WARRANTIES; CONFIRMATION OF REPRESENTATIONS, WARRANTIES.

    This First Amendment has been duly authorized, executed and delivered by the Borrower. The Loan Agreement, as amended hereby, and each of the other Loan Documents, as amended by and through the date hereof, constitute legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms. The Borrower, by execution of this First Amendment, certifies to the Agent and each of the Lenders that each of the representations and warranties set forth in the Loan Agreement and the other Loan Documents is true and correct as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, as if fully set forth in this First Amendment, and that, as of the date hereof, no Default or Event of Default has occurred and is continuing under the Loan Agreement or any other Loan Document. The Borrower acknowledges and agrees that this First Amendment shall become a part of the Loan Agreement and shall be a Loan Document.

    3. CONDITIONS PRECEDENT.

    Prior to or concurrently with the execution by the Agent and the Lenders of this First Amendment, and as a condition to the obligation of the Lenders to execute this First Amendment and make Advances for the account of the Borrower on and after the date hereof:

    (a) This First Amendment and all other agreements, instruments and certificates reasonably required by the Lenders in connection herewith and therewith, shall have been executed and delivered by each of the parties thereto; and
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


    (b) The Borrower shall have delivered or caused to be delivered to the Agent such other instruments, certificates or documents as the Agent or any Lender shall reasonably request, each of which shall be in form and substance satisfactory to the Agent and the Lenders, for the purposes of implementing or effectuating the provisions of the Loan Agreement and the other Loan Documents, each as amended hereby; and

    (c) The Borrower shall have delivered to the Agent a pro-forma covenant compliance certificate demonstrating the Borrower's ongoing compliance with the covenants set forth in the Loan Agreement, as amended hereby.

    4. CONDITIONS TO LENDING; COMPLIANCE WITH LOAN DOCUMENTS, ETC.

    The Borrower hereby represents and warrants to the Agent and the Lenders that all of the conditions precedent to lending specified in Section 3.2 of the Loan Agreement have been and continue to be satisfied as of the date hereof. Without limiting the generality of the foregoing, the Borrower hereby confirms that it is in compliance with all of the terms and provisions set forth in the Loan Agreement and each of the other Loan Documents, as amended hereby, on its part to be observed or performed on or prior to the date hereof.

    5. NO NOVATION; EFFECT; COUNTERPARTS; GOVERNING LAW.

    Except to the extent specifically amended hereby, the Loan Agreement and each of the other Loan Documents shall be unaffected hereby and shall remain in full force and effect; this First Amendment shall not be deemed a novation of the Loan Agreement or any other Loan Document. The Borrower hereby acknowledges, confirms and ratifies its obligations under the Loan Agreement and each of the other Loan Documents. This First Amendment may be executed in any number of counterparts, and by the different parties on separate counterparts, each of which, when so executed and delivered, shall be an original, but all the counterparts shall together constitute one instrument. This First Amendment shall be governed by the internal laws of The Commonwealth of Massachusetts (without reference to conflicts of law principles) and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. The Borrower shall pay all reasonable out-of-pocket expenses of the Agent and the Lenders in connection with the preparation, execution and delivery of this First Amendment.

    6. CONSTRUCTION.

    The Borrower, by execution hereof, acknowledges and confirms that for all purposes of the Loan Agreement and the other Loan Documents, the term "Loan Agreement" shall mean the Loan Agreement as amended by and through the date of this First Amendment and as further amended and/or restated from time to time hereafter.

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


    IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Loan and Security Agreement as a sealed instrument as of the date first above written.

                                GANTOS, INC.


                                By:________________________________

                                Name:______________________________

                                Title:_____________________________


                                FOOTHILL CAPITAL CORPORATION, for itself and as Agent for the Lenders



                                By: ________________________________
                                               (Title)


                                PARAGON CAPITAL, LLC, as a Lender



                                By: ________________________________
                                               (Title)


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